Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Mercedes-Benz Financial Services USA LLC (the “Company”)
Citigroup Global Markets Inc.
BNP Paribas Securities Corp.
SMBC Nikko Securities America, Inc.
(together, the “Specified Parties”)

Re: Daimler Trucks Retail Trust 2020-1 – Data Files Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in (i) an electronic data file entitled “12312019_DTRT 2020-1_Prel. Pool_asset data tape_KPMG.xls,” provided by the Company on January 13, 2020, containing 25,411 commercial vehicle receivables as of December 31, 2019 (the “Receivable Data File), and (ii) an electronic data file entitled “12312019_DTRT 2020-1_Prel. Pool_data tape_KPMG.xls,” provided by the Company on January 14, 2020, containing certain information related to 12,340 commercial vehicle contracts as of December 31, 2019 (the “Contract Data File,” together with the Receivable Data File, the “Data Files”), which we were informed are intended to be included as collateral in the offering by Daimler Trucks Retail Trust 2020-1. The Company is responsible for the specified attributes identified by the Company in the Data Files. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•
The term “Commercial Vehicle Contract” means a contract related to one or more commercial vehicle receivables originated by dealers and assigned to the Company in connection with the purchase of new and pre-owned Mercedes-Benz and non-Mercedes-Benz vehicles by obligors.

•	The term “Commercial Vehicle Receivables” means the individual vehicle receivables included in a Commercial Vehicle Contract.

•
The term “Sales Agreement” means the original, photocopy, or facsimile of the legal document or documents (i.e., installment sales contract, note and security agreement, commitment letter, or request for advance) related to a Commercial Vehicle Contract, provided by the Company. We make no representation regarding the execution of the Sales Agreement by the obligor.

•	The term “Payment Schedule Addendum” means an addendum attached to the Sales Agreement containing obligor payment details.

•	The term “Property Schedule Addendum” means an addendum attached to the Sales Agreement containing a list of Commercial Vehicle Receivables associated with the Sales Agreement.

•	The term “ALFA” means the Company’s retail portfolio management system used to track and account for its Commercial Vehicle Receivables beginning June 1, 2014.

•	The term “Payment Modification Agreement” means an agreement that contains updated payment terms of the Sales Agreement.

•
The term “Retail Dealer Transaction Summary” means documents provided by the dealer to the Company which include original principal balance, interest rate, and new/used classification for vehicles included in the Commercial Vehicle Contract.

•
The term “Title Document” means a scanned image of the Certificate of Title, Notice of Lien Application, Notice of Security Interest or Lien Filing, Notice of Recorded Lien, Notice of Lien Perfection, Lien Holders Release Forms, Vehicle Registration, Tax Commission, Electronic Title Copy, or Application for Title.

•
The term “Sources” refers collectively to the Sales Agreement, Payment Schedule Addendum, Property Schedule Addendum, ALFA, Payment Modification Agreement, Retail Dealer Transaction Summary, and Title Document provided by the Company.

A.
We randomly selected 100 Commercial Vehicle Contracts from the Contract Data File (the “Selected Commercial Vehicle Contracts”), as listed in Exhibit A. For each Selected Commercial Vehicle Contract, we were instructed by the Company to haphazardly select one (1) Commercial Vehicle Receivable from the Sales Agreement or the Property Schedule Addendum, resulting in 100 Commercial Vehicle Receivables (the “Selected Commercial Vehicle Receivables”), as listed in Exhibit B. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Commercial Vehicle Contracts that we were instructed to randomly select from the Contract Data File, and the number of Commercial Vehicle Receivables that we were instructed to haphazardly select from the Sales Agreement or the Property Schedule Addendum.

For each Selected Commercial Vehicle Contract, we were further instructed by the Company to compare the VIN numbers contained in the Sales Agreement or the Property Schedule Addendum to the “PCD_VIN” field in the Receivable Data File. We identified 176 Commercial Vehicle Receivables included in the Sales Agreement and the Property Schedule Addendums for the 100 Selected Commercial Vehicle Contracts. We observed that the 176 Commercial Vehicle Receivables were included in the Receivable Data File.

B.
For each Selected Commercial Vehicle Contract and Selected Commercial Vehicle Receivable, we compared the specified attributes listed below contained in the Contract Data File or the Receivable Data File to the corresponding information appearing in the Sources. The Specified Parties indicated that the absence of any of the specified Sources or the inability to agree the indicated information from the Contract Data File or the Receivable Data File to the Sources for each of the attributes, utilizing instructions provided by the Company, as applicable, constituted an exception. The Sources are listed in the order of priority until such attribute was agreed.

Selected Commercial Vehicle Contracts

Attributes	Sources/Instructions

Customer Account Number	ALFA

Current Maturity Date	ALFA

Obligor State	ALFA

Next Payment Due Date	ALFA and instructions provided by the Company described below

Current Principal Balance	ALFA and instructions provided by the Company described below

Customer Segment	ALFA and instructions provided by the Company described below

Balloon Amount	ALFA and instructions provided by the Company described below

Origination Date	Sales Agreement

Original Principal Balance	Sales Agreement

Interest Rate	Sales Agreement

Monthly Payment Amount	Sales Agreement, Payment Schedule Addendum, Payment Modification Agreement, ALFA

Number of Scheduled Payments	Sales Agreement, Payment Schedule Addendum

Payment Frequency	Sales Agreement, Payment Schedule Addendum and instructions provided by the Company described below

For purposes of comparing Next Payment Due Date, if there was a payment posted in ALFA after December 31, 2019, and the Next Payment Due Date in the “PCD_ACT_NEXT_SCHED_PMT_DATE” field in the Contract Data File was one (1) month before the Next Payment Due Date reflected in ALFA, we were instructed by the Company to deem the Next Payment Due Date to be in agreement. For Selected Commercial Vehicle Contract #11, we observed that the account was paid off after December 31, 2019, and therefore the Next Payment Due Date was no longer available in ALFA. This was not considered an exception.

For purposes of comparing Current Principal Balance, if the “PCD_CURR_PRIN_BAL” field in the Contract Data File did not agree with the Current Principal Balance in ALFA, we were instructed by the Company to add the principal amount from all payments posted in ALFA after December 31, 2019, to the Current Principal Balance listed in ALFA, in order to recompute the Current Principal Balance in the Contract Data File.

For purposes of comparing Customer Segment, we were instructed by the Company to consider Selected Commercial Vehicle Contracts to be “Small Business,” “Fleet,” or “Pledgeline Business” if the Miscellaneous screen within ALFA indicated “Owner Operator or Small Fleet,” “Medium Fleet, Large Fleet, X-Large Fleet, or Mega Fleet,” or “Dealer Leasing Company,” respectively.

For purposes of comparing Balloon Amount, we were instructed by the Company to perform procedures for Balloon Amount if the “PCD_BALLOON_IND” in the Contract Data File indicated “Y.” For Selected Commercial Vehicle Contracts for which the Balloon Amount in ALFA did not agree with the Balloon Amount in the “PCD_BALLOON_PMT_AMT” field in the Contract Data File, the Company provided us with an amortization schedule and instructed us to compare the Balloon Amount to the payment amount in the last period of the amortization schedule.

For purposes of comparing Payment Frequency, we were informed by the Company that a value of “1” in the “PMT_FREQ” field in Contract Data File indicated monthly payment frequency.

Selected Commercial Vehicle Receivables

Attributes	Sources/Instructions

Legal Owner or Lien Holder Name	Title Document and instructions provided by the Company described below

Vehicle Age Classification (Model Year)	Sales Agreement, Property Schedule Addendum, Title Document

Vehicle Identification Number (“VIN”)	Sales Agreement, Property Schedule Addendum, Title Document

New/Used	Sales Agreement, Property Schedule Addendum, Retail Dealer Transaction Summary

Equipment Type	ALFA

For purposes of comparing Legal Owner or Lien Holder Name, we were instructed by the Company to observe that the Company’s name appeared in the Title Document as the Legal Owner or Lien Holder. The Company instructed us to consider variations due to spelling, abbreviation, or truncation of the full legal name to be acceptable, to the extent such variation refers to “MERCEDES BENZ” or "Daimler.” For Selected Commercial Vehicle Receivables #3, #5, #8, #10, #13, #41, #42, #48, #49, #65, #72, #81, #86, and #87, we observed that the Company was either (i) not the Legal Owner or Lien Holder, or (ii) not the sole Lien Holder on the Title Document. For such Selected Commercial Vehicle Receivables, the Company informed us that they were permitted to exclude the Company as the Lien Holder pursuant to state requirements. For Selected Commercial Vehicle Receivables for which the Company was not listed as the sole Lien Holder, the Company informed us that there was an agreement with the obligors to include them as joint Lien Holders. These were not considered exceptions.

For purposes of comparing Equipment Type, we were instructed by the Company to consider the terms “Truck” and “Tractor” to be interchangeable in the Receivable Data File, Sales Agreement, and Property Schedule Addendum.

The information regarding the Selected Commercial Vehicle Contracts was found to be in agreement with respective information in the Sources. The information regarding the Selected Commercial Vehicle Receivables was also found to be in agreement with the respective information in the Sources, except as noted in Exhibit C. There were no conclusions that resulted from our procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data Files. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on the information indicated in the Data Files, the Sources, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Commercial Vehicle Contracts and the Commercial Vehicle Receivables, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Sources which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Commercial Vehicle Contracts and the Commercial Vehicle Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such commercial vehicle receivables being securitized, (iii) the compliance of the originator of the Commercial Vehicle Contracts and the Commercial Vehicle Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Commercial Vehicle Contracts and the Commercial Vehicle Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s, who are not identified in the report as Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, California
February 25, 2020

Exhibit A

The Selected Commercial Vehicle Contracts

Selected Commercial Vehicle Contract Number	Contract Number (*)	Selected Commercial Vehicle Contract Number	Contract Number (*)	Selected Commercial Vehicle Contract Number	Contract Number (*)
1	11471	35	12235	69	11031
2	6124	36	10787	70	10316
3	3578	37	3910	71	2843
4	7628	38	5883	72	3886
5	11113	39	784	73	1566
6	4622	40	12028	74	12291
7	7585	41	2642	75	7319
8	3417	42	4212	76	6473
9	9886	43	7506	77	9814
10	4424	44	6554	78	11972
11	734	45	4	79	4621
12	4936	46	1358	80	10661
13	2637	47	8945	81	1400
14	1873	48	1866	82	617
15	1907	49	4350	83	2853
16	3237	50	8639	84	8113
17	10756	51	12054	85	10577
18	7824	52	3607	86	5780
19	2537	53	8847	87	4202
20	8555	54	10708	88	9033
21	9998	55	9267	89	1945
22	6621	56	2348	90	9015
23	10277	57	3488	91	12294
24	5705	58	4158	92	10852
25	186	59	6208	93	8831
26	7523	60	8764	94	7682
27	879	61	6661	95	8690
28	4711	62	8266	96	4015
29	10479	63	292	97	2386
30	4636	64	7740	98	1592
31	8403	65	6918	99	10891
32	5209	66	10131	100	9924
33	7390	67	5420
34	3923	68	10226

(*)	The Company has assigned a unique Contract Number to each Commercial Vehicle Contract in the Contract Data File. The Contract Numbers referred to in this Exhibit are not the Customer Account Numbers.

Exhibit B

The Selected Commercial Vehicle Receivables

Selected Commercial Vehicle Receivable Number	Receivable Number (*)	Selected Commercial Vehicle Receivable Number	Receivable Number (*)	Selected Commercial Vehicle Receivable Number	Receivable Number (*)
1	23727	35	25200	69	22461
2	12742	36	21873	70	20822
3	8131	37	8822	71	6609
4	15489	38	12276	72	8776
5	22653	39	1932	73	3709
6	10024	40	24813	74	25290
7	15416	41	6038	75	14942
8	7821	42	9361	76	13434
9	19663	43	15249	77	19561
10	9690	44	13606	78	24694
11	1623	45	9	79	10022
12	10512	46	3402	80	21683
13	6030	47	17767	81	3473
14	4223	48	4216	82	1434
15	4288	49	9581	83	6625
16	7433	50	17217	84	16368
17	21816	51	24862	85	21450
18	15824	52	8189	86	12071
19	5830	53	17584	87	9343
20	17076	54	21752	88	17933
21	19917	55	18541	89	4339
22	13710	56	5201	90	17883
23	20768	57	7979	91	25304
24	11932	58	9254	92	22018
25	487	59	12860	93	17540
26	15273	60	17458	94	15575
27	2131	61	13772	95	17287
28	10160	62	16590	96	9012
29	21209	63	715	97	5306
30	10051	64	15702	98	3769
31	16821	65	14234	99	22079
32	11020	66	20233	100	19724
33	15048	67	11388
34	8867	68	20619

(*)
The Company has assigned a unique Receivable Number to each Commercial Vehicle Receivable in the Receivable Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.

Exhibit C

Exception List (Selected Commercial Vehicle Receivables)

Selected Commercial Vehicle Receivable Number	Receivable Number	Attribute	Per Data Files	Per Sources
45	9	New/Used	Used	New